                         AMERICAN ITALIAN PASTA COMPANY
                           RESTRICTED STOCK AGREEMENT

     This Restricted Stock Agreement (the  "Agreement") is made this ____ day of
_________,  200_ to ___________________  (the "Grantee") and evidences the grant by American Italian Pasta Company,  a Delaware  corporation (the "Company") of a
Restricted  Stock  Award (the  "Award")  to the  Grantee on the date hereof (the
"Date of Grant").  By  accepting  the Award,  the Grantee  agrees to be bound in accordance with the provisions of the American Italian Pasta Company 2000 Equity
Incentive  Plan, as amended (the  "Plan").  Defined terms used herein shall have the same meaning as used in the Plan.

     1. Shares Awarded and Restrictions on Shares. The Grantee is hereby awarded the following number of shares (the "Restricted  Shares") of the Company's Class
A Convertible  Common Stock,  $.001 par value,  subject to forfeiture and to the restriction  on the rights of sale and transfer  set forth in this  document and further subject to the terms and conditions of the Plan, the provisions of which are hereby incorporated in this document by reference:

                  Number of restricted shares: ________________

     2. Sale or Transfer Restrictions. Except as set forth in paragraph 6 below, all Restricted Shares shall be held by the Grantee without the rights of sale or transfer, and are subject to forfeiture as provided in paragraph 3, below, until the dates shown on the schedule below, when such restrictions shall lapse:

            Restrictions Lapse as to
               Restricted Shares                      As of this date
            ------------------------                  ---------------

     3. Employment Requirement. Except as provided in Paragraph 6, below, in the event of  Grantee's  Termination  of  Service  prior to any  date  specified  in
Paragraph 2, above, the Restricted Shares for which  restrictions shall not have lapsed will be forfeited by the Grantee and become the property of the Company.

     4. Issuance of  Restricted  Shares.  Restricted  Shares will be issued in a nominee account with the Grantee being named the beneficial  owner,  except that the nominee shall be instructed to follow the sale and transfer requirements set forth in the  Plan  and  this  Award.  When  the  prohibited  sale and  transfer restrictions lapse under Paragraph 2, above, with respect to all or a portion of the Restricted  Shares,  provided the Restricted  Shares have not been forfeited under Paragraph 3, above, the Company shall prepare and deliver to the Grantee a stock certificate for the Restricted Shares.

     5. Voting and Other Rights of Restricted  Shares.  Upon the issuance of the
Restricted  Shares, the Grantee shall have all of the rights of a stockholder of the Company,

including the right to receive dividends and to vote the Restricted Shares until such shares may have been  forfeited  to the Company as provided in Paragraph 3, above.  Notwithstanding the foregoing, in the event of any stock dividend, stock split,  division of shares or other corporate  structure change which results in the issuance of additional shares with respect to Restricted Shares, such shares shall be held by the Company and shall become  Restricted  Shares and subject to all  restrictions and terms and conditions  applicable to the Restricted  Shares with respect to which they were issued.

     6.  Acceleration of Release of Restrictions.  The forfeiture and prohibited sale and transfer  restrictions on the Restricted  Shares under Paragraphs 2 and
3, above, shall immediately lapse on the earliest of the following:

          (a)  The Grantee's date of death;

          (b)  The Disability of the Grantee; or

          (c)  The normal or early  retirement of the Grantee under the terms of the  retirement  plan  maintained by the Company or any Subsidiary in which the Grantee participates,  or if no such plan is maintained,  the Grantee's reaching age 65.

     7. Authorized  Leave. For purposes  hereof,  an authorized leave of absence
(authorized  by the Company or a Subsidiary to the Grantee in writing) shall not be deemed a Termination of Service hereunder.

     8. Taxes.  Upon  recognition  of income by the Grantee  with respect to the
Award hereunder,  the Company shall withhold taxes pursuant to Section 11 of the
Plan.  The Grantee will be solely  responsible  for any federal,  state or local income taxes imposed in connection with the granting of the Restricted Shares or the delivery of such shares  pursuant  thereto,  and the Grantee  authorizes the
Company or any Subsidiary to make any withholding for taxes which the Company or any Subsidiary deems necessary or proper in connection therewith,  including but not limited to the withholding of Restricted  Shares pursuant to Section 11.2 of the Plan.  The Company may allow the Grantee to choose the method for payment of withholding  for taxes,  either in cash or in Shares in accordance  with Section
11.2 of the  Plan,  or make  such  choice  in its  sole  discretion.  If any tax withholding  obligation of the Company with respect to the Restricted  Shares is satisfied by having Shares withheld, the value of such Shares will be limited to an amount that does not exceed the  minimum  statutory  withholding  required by federal  (including  FICA),  state  and  local tax  authorities,  including  the
Grantee's  share of  payroll  taxes  that are  applicable  to such  supplemental taxable income.

     9. Changes in Circumstances. It is expressly understood and agreed that the
Grantee  assumes all risks  incident to any change  hereafter in the  applicable laws or  regulations  or  incident  to any  change  in the  market  value of the
Restricted Shares after the date hereof.

     10. No  Conflict.  In the event of a  conflict  between  this Award and the
Plan, the provisions of the Plan shall govern.

     11. Governing Law. This Award shall be governed under the laws of the State of Delaware.

     12. Effect of a Change in Control.

          (a) A Change in Control (as defined in the Plan) shall not  accelerate the vesting of the Restricted Shares under paragraph 2.

     (b)  If "any  person," as such term is used in Sections  13(d) and 14(d) of the 1934 Act (other than the Company,  any trustee or other  fiduciary holding  securities  under an employee  benefit plan of the Company or any corporation owned, directly or indirectly,  by the stockholders of the Company in  substantially  the same proportions as their ownership of stock of the  Company),  is or becomes the  "beneficial  owner" (as defined  in  Rule  13(d)(3)  under  the  Exchange  Act),  directly  or indirectly,  of securities of the Company representing more than fifty percent (50%) of the  Company's  then  outstanding  securities or more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities,  and if, within 12 months thereafter, (1)
          Continuing  Directors  cease to  constitute a majority of the Board of
          Directors and (2) there is a Termination  of Service,  then 50% of any unvested  portion  of the  Restricted  Shares  shall  vest  and not be subject  to  forfeiture  on such  termination  date and any  remaining unvested  portion  shall be  forfeited  as of such  termination  date;
          unless the Committee, in its sole discretion, determines to accelerate the vesting of all or part of the  remaining  50% unvested  portion of this Award.

     13.  Investment  Representation.  The Grantee  agrees  that the  Restricted
Shares are being acquired for his own account for investment only and not with a view to, or for resale in connection  with, any  distribution or public offering thereof  within  the  meaning of the  Securities  Act of 1933,  as amended  (the
"Securities  Act"),  or  other  applicable  securities  laws.  If the  Board  of
Directors or Committee so determines, any stock certificates issued with respect to the Restricted  Shares shall bear a legend to the effect that the shares have been so  acquired  and may only be  transferred  upon  registration  or under an applicable  exemption.  The Company  may,  but in no event shall be required to, bear any  expenses  of  complying  with the  Securities  Act,  other  applicable securities laws or the rules and regulations of any national securities exchange
or  other   regulatory   authority   in   connection   with  the   registration,
qualification,  or transfer,  as the case may be, of the Restricted  Shares. The foregoing  restrictions  on the  transfer  of the  Restricted  Shares  shall  be inoperative  if (a) the Company  previously  shall have been  furnished  with an opinion of counsel,  satisfactory  to it, to the effect that such  transfer will not involve any violation of the Securities Act or other  applicable laws or (b)
the  Restricted  Shares shall have been duly  registered in compliance  with the
Securities Act and other applicable  securities  laws. If the Restricted  Shares are  registered  under the  Securities  Act, the Grantee agrees that he will not make a public  offering  of the said  shares  except  on a  national  securities exchange on which the Shares of the Company are then listed.

     14.  Early  Termination.   Notwithstanding  the  foregoing   provisions  of
paragraph 2 or any other provision of this Agreement, the Committee, in its sole discretion, may, only with respect to any unvested portion of Restricted Shares, reduce  the  number of  Restricted  Shares or  forfeit  all  remaining  unvested
Restricted Shares in their entirety if the Grantee (a) takes other employment or renders  services to others without the written  consent of the Company;  or (b)
conducts  himself  or  herself  in a  manner  that  the  Committee,  in its sole discretion,  deems has adversely  affected or may adversely  affect the Company.
The Grantee will not be entitled to any remuneration or compensation  whatsoever for the loss of all or a  portion  of the  Restricted  Shares if the number of Restricted  Shares is reduced,  or if the Restricted Shares are forfeited entirely, pursuant to this paragraph.

                                        AMERICAN ITALIAN PASTA COMPANY

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                 ACKNOWLEDGMENT

     The undersigned Grantee  acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Award.

--------------------------------
Grantee

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